BK TECHNOLOGIES

FIRST QUARTER 2023 EARNINGS RESULTS

May 4, 2023


BKR 9000

NYSE American: BKTI

DISCLOSURES

Forward-Looking Statements

This presentation contains certain forward-looking statements that are made pursuant to the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements concern the Company's operations, economic performance, and financial condition, including, but not limited to, statements regarding the Company's long-term strategic plan, and are based largely on the Company's beliefs and expectations. These statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of the Company, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors and risks, some of which have been, and may further be, exacerbated by the COVID-19 pandemic and the ongoing war in Ukraine, include, among others, the following: changes or advances in technology; the success of our land mobile radio product line; disruption in the global supply chain creating delays, unavailability and adverse conditions; successful introduction of new products and technologies, including our ability to successfully develop and sell our anticipated new multiband product and other related products in the planned new BKR Series product line; competition in the land mobile radio industry; general economic and business conditions, including inflationary pressures, federal, state and local government budget deficits and spending limitations, any impact from a prolonged shutdown of the U.S. Government, the ongoing effects of the COVID-19 pandemic and the ongoing war in Ukraine, including the impact of related sanctions being imposed by the U.S. Government and the governments of other countries, impact of potential reprisals as a consequence of the war in Ukraine and any related sanctions; the availability, terms and deployment of capital; reliance on contract manufacturers and suppliers; risks associated with fixed-price contracts; heavy reliance on sales to agencies of the U.S. Government and our ability to comply with the requirements of contracts, laws and regulations related to such sales; allocations by government agencies among multiple approved suppliers under existing agreements; our ability to comply with U.S. tax laws and utilize deferred tax assets; our ability to attract and retain executive officers, skilled workers and key personnel; our ability to manage our growth; our ability to identify potential candidates for, and to consummate, acquisition, disposition or investment transactions, and risks incumbent to being a noncontrolling interest stockholder in a corporation; impact of the COVID-19 pandemic or the ongoing war in Ukraine on the companies in which the Company holds investments; impact of our capital allocation strategy; risks related to maintaining our brand and reputation; impact of government regulation; impact of rising health care costs; our business with manufacturers located in other countries, including changes in the U.S. Government and foreign governments' trade and tariff policies, as well as any further impact resulting from the COVID-19 pandemic or the ongoing war in Ukraine; our inventory and debt levels; protection of our intellectual property rights; fluctuation in our operating results and stock price; acts of war or terrorism, natural disasters and other catastrophic events, such as the COVID-19 pandemic and the ongoing war in Ukraine; any infringement claims; data security breaches, cyber-attacks and other factors impacting our technology systems; availability of adequate insurance coverage; maintenance of our NYSE American listing; risks related to being a holding company; and the effect on our stock price and ability to raise equity capital of future sales of shares of our common stock. Certain of these factors and risks, as well as other risks and uncertainties, are stated in more detail in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and in the Company's subsequent filings with the SEC. These forward-looking statements are made as of the date of this presentation, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statement.

FIRST QUARTER HIGHLIGHTS

IMPROVED SHIPMENT VOLUMES DRIVE REVENUE GROWTH

- 10,001 radios shipped in Q1
- 184% increase in revenue
- Gross margins improved to 26%
- At Mach 31, 2023 backlog was $22.9 million

PROGRESSING TOWARDS BKR 9000 MULTIBAND RADIO LAUNCH

- FCC testing laboratory has indicated that testing is moving through final stages
- Expect FCC certification shortly after testing is complete

IWCE 2023 Exhibit

- Premier Partner Sponsor at IWCE exhibit
- Showcased BKR9000 and InteropONE product offerings to over 4,200 attendees from across the public safety and critical communications industry

STRONG CUSTOMER DEMAND

Orders Received in 1Q23 Include:

- $1.4 million follow-on purchase order for BKR 5000 from Washington State Department of Natural Resources
- First purchase order for its InteropONE PTToC service from a large public safety agency in top five U.S. market
- $781,000 order for BKR 5000 from California Department of Forestry and Fire Protection

Subsequent to the Quarter:

- $970,000 order for BKR 5000 radios from Oregon/Washington Bureau of Land Management

RADIO SHIPMENTS CONTINUE TO IMPROVE


RADIO UNITS SHIPPED QUARTERLY
2,500
6,100
5,350
11,200
10,001
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23

Targeting between 8,000 and 10,000 radio deliveries per quarter in 2023

Shipped 10,001 Radios in Q1 With Improved Gross Margins

GROSS MARGIN PERFORMANCE IS IMPROVING



Global Supply Chain Disruption Impacted 2022
Targeting 35% Gross Margins For Full Year 2023
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Q4
2021
Q1
Q2
Q3
Q4
2022
Q1
Q2
Q3
Q4
2023

On Pace for Quarter over Quarter Gross Margin Improvement

BKR 9000 PROGRESSING TOWARDS LAUNCH

- First Quarter 2023
  - FCC testing underway
  - Robust pre-order activity
- April-June 2023
  - FCC testing nears completion
  - FCC certification approval expected
  - Planning first customer shipments


BKR 9000
BK

FINANCIAL RESULTS

(in thousands)	1Q'23	1Q'22
Sales	$18,721	$6,585
Gross Margin	26%	22%
SG&A	$5,882	$4,916
Operating (loss)	$(987)	$(3,444)
Net income (loss)	$(1,270)	$(3,936)

(in thousands)	March 31, 2023	December 31, 2022
Cash & Cash Equivalents	$2,823	$1,918
Working Capital	$12,496	$13,247
Long-term debt	$258	$329

- Revenue increased 184% to $18.7 million driven primarily by significantly increased radio shipments compared to 1Q22 as new and existing customers seek upgraded public safety communications technology
- SG&A increase related to increased spending for BKR 9000 product introduction and one-time costs from IWCE trade show and ATM
- Net loss improved to $1.3 million primarily related to increased revenue and margins driven by strong radio shipments in the first quarter compared to 1Q22
- $2.8 million in cash and cash equivalents at March 31, 2023; working capital of $12.5 million; only $258,000 in long-term debt

2023 STRATEGIC FOCUS

1. **Level Load Production**
   - Production capacity of 10,000 radios per quarter, 40,000 for full year 2023
   - Targeting production of 8,000 to 10,000 radios per quarter
   - Anticipate shipment of 32,000 to 36,000 radios for full year 2023

2. **Targeting Gross Margin Improvement to 35% for full year 2023**
   - Product price increases coming into effect as backlog is exhausted and higher priced orders begin to ship
   - Several cost reduction programs near completion and will impact gross margin beginning in Q2

3. **Establishing beachheads in the Federal, State and Local public safety markets for BKR 9000 and InteropONE**

THE FUTURE OF BK TECHNOLOGIES: TARGETING $100M IN REVENUES BY 2025


POLICE

- **Create a leader in the public safety industry** specializing in personal communications devices that maximize safety and efficiency for first responders
- **BKR 5000** continues to gain traction in the market; **BKR 9000** positioned to significantly expand LMR verticals
- **LMR/LTE opportunity is broad and expanding**; new SaaS business unit developing innovative services to capture LTE market share and drive additional BKR radio sales
  - Launch of InteropONE enhances ability to address new public safety verticals

Q&A

